UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2026

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-42447	55-0865043
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2929 East Commercial Boulevard
Ft. Lauderdale, Florida	33308
(Address of principal executive offices)	(Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	OPHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On November 5, 2026, OptimumBank Holding Company, Inc. (the “Company”), closed a private placement offering of 1,290,322 shares of its voting common stock, $0.01 par value per share (“Common Stock”), to an institutional accredited investor resulting in gross proceeds of $9,999,995.50 to the Company pursuant to and subject to the terms of a purchase agreement between the Company and the investor (the “Purchase Agreement”). There were no underwriting discounts or commissions. The offering price was $7.75 per share.

As a result of the issuance described above, the aggregate number of shares of Common Stock, issued to holders thereof in unregistered transactions since the prior report exceeded five percent (5%) of the total number of shares of Common Stock issued and outstanding as of October 30, 2026. From October 30, 2026 through November 5, 2026, the Company issued a total of 1,985,483 shares of Common Stock at a price per share of $7.75 in unregistered sales, triggering the disclosure requirements of Item 3.02 of Form 8-K.

The shares were issued in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering. The Offering was made only to accredited investors as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which has been filed as Exhibit10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith

10.1	Form of Purchase Agreement	*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

Date:	November 12, 2026

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman of the Board of Directors